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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following registration statements on Form S-3 and Form S-4, and related prospectuses of The Williams Companies, Inc. and in the following registration statements on Form S-8 of our reports dated March 8, 2005, with respect to the consolidated financial statements and schedule of The Williams Companies, Inc., The Williams Companies, Inc. management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of The Williams Companies, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2004:

     Form S-3:
     Registration Statement Nos. 333-20927, 333-20929, 333-27311, 333-29185,
     333-35097, 333-35101, 333-70394, 333-85540, and 333-106504

     Form S-4:
     Registration Statement Nos. 333-57416, 333-63202, 333-72982, 333-85568, and
     333-101788

     Form S-8:
     Registration No. 33-58671 - The Williams Companies, Inc. Stock Plan for
                                 Nonofficer Employees

     Registration No. 33-58971 - Transco Energy Company Thrift Plan

     Registration No. 333-03957 - The Williams Companies, Inc. 1996 Stock Plan
                                  for Non-Employee Directors

     Registration No. 333-11151 - The Williams Companies, Inc. 1996 Stock Plan

     Registration No. 333-40721 - The Williams Companies, Inc. 1996 Stock Plan
                                  for Nonofficer Employees

     Registration No. 333-51994 - The Williams Companies, Inc. 1996 Stock Plan
                                  for Nonofficer Employees

     Registration No. 333-66474 - The Williams Companies, Inc. 2001 Stock Plan

     Registration No. 333-76929 - The Williams International Stock Plan

     Registration No. 333-85542 - The Williams Investment Plus Plan

     Registration No. 333-85546 - The Williams Companies, Inc. 2002 Incentive
                                  Plan



Tulsa, Oklahoma
March 8, 2005